UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2019

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD Disclosure.

Public Disclosure of Material Non-public Information

As previously disclosed, on and after February 5, 2019, Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc., a Texas corporation and wholly owned subsidiary of Ascent (the “Company”), entered into confidentiality agreements (the “Noteholder Confidentiality Agreements”) with certain holders of the Company’s 9.125% Senior Notes due 2020 (the “Noteholders”).  On February 27, 2019, Ascent and the Company entered into confidentiality agreements (the “Term Lender Confidentiality Agreements” and together with the Noteholder Confidentiality Agreements, the “Confidentiality Agreements”) with certain term lenders under the Company’s existing credit agreement (the “Term Lenders”).  The Confidentiality Agreements require a public disclosure of certain material non-public information provided to the Noteholders and the Term Lenders (the “Cleansing Materials”) upon certain dates and events set forth in the Confidentiality Agreements.

The management presentation provided to the Noteholders and the Term Lenders and attached as Exhibit 99.1 to this Form 8-K constitutes Cleansing Materials.

Statements made and information included in the Cleansing Materials are made as of the date of such Cleansing Materials and not as of the date hereof. In the course of subsequent operations, our views on some of these materials may have changed. As such, Ascent’s future public filings may contain information that updates or supersedes some of the information contained in the Cleansing Materials, however Ascent is under no obligation to update such Cleansing Materials for the date hereof or any future date.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential” or “continue” and similar expressions are used to identify forward-looking statements. These statements are based on certain assumptions made by Ascent based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although Ascent believes its expectations stated in this Current Report on Form 8-K are based on reasonable assumptions, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Ascent, that could cause actual results to differ materially from those implied or expressed by the forward-looking statements. These statements include, but are not limited to, statements about the restructuring of the Company, anticipated future financial or operational results, the Company’s financial position, the previously announced merger of Ascent and the Company, and similar matters. These statements are based on certain assumptions made by Ascent based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. These risks include the factors described under “Risk Factors” in Ascent’s Annual Report filed on Form 10-K and Quarterly Report on Form 10-Q with the SEC and other public filings and press releases.

Each forward-looking statement speaks only as of the date of this Current Report on Form 8-K and Ascent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell any securities of Ascent or the Company. Copies of Ascent’s and the Company’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Monitronics International, Inc., 1990 Wittington Place, Farmers Branch, TX, Telephone: (972) 243-7443, or to Ascent Capital Group, Inc., 5251 DTC Parkway. Suite 1000, Greenwood Village, CO 80111, Telephone: (303) 628-5600.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Management Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT CAPITAL GROUP, INC.

Date: May 24, 2019
	By:	/s/ William E. Niles
William E. Niles
Chief Executive Officer, General Counsel and Secretary